Exhibit  99.3


               Unaudited Pro Forma Consolidated Financial Information

         The following unaudited pro forma consolidated (combined prior to January 1, 2003) balance sheet and statements of operations combine the historical consolidated financial statements of Integrated Alarm Services Group, Inc. ("IASG") and Lane Security, Inc. ("LSI"). IASG acquired 100% of the outstanding stock of LSI during December 2003 and recorded the acquisition using the purchase method of accounting.

         We derived the unaudited balance sheet and statements of operations from our consolidated financial statements for the nine months ended September 30, 2003 and our combined financial statements for the year ended December 31, 2002, the consolidated (unaudited) financial statements of LSI for the nine months ended September 30, 2003 and consolidated financial statements for the year ended December 31, 2002. The historical financial statements used in preparing the pro forma financial data are summarized and should be read in conjunction with our and LSI's complete historical financial statements.

         The pro forma consolidated balance sheet as of September 30, 2003 gives effect to the merger with LSI using the purchase method of accounting as if the merger had been consummated on September 30, 2003.

         The pro forma consolidated statements of operations for the nine months ended September 30, 2003 and combined for the year ended December 31, 2002 give effect to the acquisition using the purchase method of accounting as if the acquisition had been consummated at January 1, 2002.

         We are providing the pro forma consolidated financial information for illustrative purposes only. The companies may have performed differently had they been combined during the periods presented. You should not rely on the unaudited pro forma consolidated financial information as being indicative of the historical results that would have been achieved had the companies actually been combined during the periods presented or the future results that the combined company will experience. The unaudited pro forma consolidated statements of operations do not give effect to any cost savings or operating synergies expected to result from the mergers or the costs to achieve such cost savings or operating synergies.

                      Integrated Alarm Services Group, Inc.
                      Pro Forma Consolidated Balance Sheet
                            As of September 30, 2003


                                                                                                  Pro forma
                                                        IASG            Lane        Subtotal     adjustments        Pro forma
                                                   --------------  ------------- -------------- --------------    --------------
          Assets
Current assets:
   Cash and cash equivalents                        $ 36,159,725      $ 857,642   $ 37,017,367                     $ 37,017,367
   Short term investments                             66,906,572              -     66,906,572    (43,035,000)(1)    23,871,572
   Current portion of notes receivable                   602,137              -        602,137                          602,137
   Accounts receivable, net                            2,614,032      1,854,685      4,468,717                        4,468,717
   Inventories                                                 -      1,360,088      1,360,088                        1,360,088
   Prepaid expenses                                    1,179,803        458,987      1,638,790                        1,638,790
   Due from related party                                171,167              -        171,167                          171,167
                                                   --------------  ------------- --------------                   --------------
         Total current assets                        107,633,436      4,531,402    112,164,838                       69,129,838

Property and equipment, net                            2,454,052      3,517,386      5,971,438        (17,000)(2)     5,954,438
Notes receivable net of current portion                2,126,124              -      2,126,124                        2,126,124
Dealer relationships, net                             24,225,441              -     24,225,441                       24,225,441
Customer contracts, net                               34,084,836     27,594,589     61,679,425                       61,679,425
Trade name                                                     -              -              -      1,005,000 (2)     1,005,000
Goodwill, net                                         59,425,759     13,261,400     72,687,159      1,593,675 (4)    74,280,834
Debt issuance costs, net                               1,940,657              -      1,940,657                        1,940,657
Restricted cash and cash equivalents                   1,129,914              -      1,129,914                        1,129,914
Other assets, net                                        575,391        664,007      1,239,398                        1,239,398
                                                   --------------  ------------- -------------  --------------    --------------
        Total assets                               $ 233,595,610   $ 49,568,784  $ 283,164,394  $ (40,453,325)    $ 242,711,069
                                                   ==============  ============= ============== ==============    ==============

        Liabilities and Stockholders'
         Equity (Deficit)
Current liabilities:
   Current portion of long-term debt                 $ 9,681,000      $ 576,175   $ 10,257,175                     $ 10,257,175
   Current portion of capital lease obligations          153,541              -        153,541                          153,541
   Accounts payable and accrued expenses               3,812,522      2,688,213      6,500,735                        6,500,735
   Current portion of deferred revenue                 5,642,876      1,044,733      6,687,609                        6,687,609
   Revolving line of credit                                    -     34,450,000     34,450,000    (34,450,000)(1)             -
   Other liabilities                                     407,211      2,100,905      2,508,116      2,541,000 (1)     5,049,116
                                                   --------------  ------------- --------------                   --------------
        Total current liabilities                     19,697,150     40,860,026     60,557,176                       28,648,176

Long-term debt, net of current portion                57,634,840        974,865     58,609,705       (911,000)(1)    57,698,705
Capital lease obligations, net of
  current portion                                        243,937              -        243,937                          243,937
Deferred revenue, net of current portion                 344,149              -        344,149                          344,149
Deferred income taxes                                    723,200              -        723,200                          723,200
Other liabilities                                        384,571        100,568        485,139                          485,139
Due to related party                                     169,155              -        169,155                          169,155
                                                   --------------  ------------- --------------                   --------------
         Total liabilities                            79,197,002     41,935,459    121,132,461                       88,312,461
                                                   --------------  ------------- --------------                   --------------

Stockholder' equity (deficit):
Preferred stock, $.001 par value; authorized
   3,000,000 shares                                            -              -              -                                -
Common stock, $.001 par value, authorized
   100,000,000; issued and outstanding
   24,573,640 shares                                      24,574             10         24,584            (10)(3)        24,574
Common stock subscribed                                  315,342              -        315,342                          315,342
Paid-in capital                                      204,559,813     78,810,060    283,369,873    (78,810,060)(3)   204,559,813
Accumulated deficit                                  (50,501,121)   (70,855,656)  (121,356,777)    70,855,656 (3)   (50,501,121)
Accumulated other comprehensive loss                           -       (321,089)      (321,089)       321,089 (3)             -
                                                   --------------  ------------- --------------                   --------------
Total stockholders' equity                           154,398,608      7,633,325    162,031,933                      154,398,608
                                                   --------------  ------------- -------------- --------------    --------------
Total liabilities and stockholders' equity         $ 233,595,610   $ 49,568,784  $ 283,164,394  $ (40,453,325)    $ 242,711,069
                                                   ==============  ============= ============== ==============    ==============

                      Integrated Alarm Services Group, Inc.
                      Pro Forma Consolidated Balance Sheet
                            As of September 30, 2003


(1) To record cash disbursed in connection with the purchase of 100% of the outstanding stock of Lane Security Inc. ("LSI") and its subsidiaries.

         Amounts disbursed:
         For payment of revolving line of credit........................................   $ 34,450,000
         For payment of long-term indebtedness..........................................        911,000
         Goodwill ......................................................................     10,215,000

         Less amounts retained for:
         Severance payments...........................................  $   616,000
         Customer contract attrition..................................    1,925,000           2,541,000
                                                                        -----------        ------------
         Total cash disbursed...........................................................   $ 43,035,000
                                                                                           ------------

(2) To adjust assets of LSI from historical cost to fair value. The fair values were determined by an independent appraisal firm.

         Step-up basis of goodwill......................................................   $    988,000
                                                                                           ------------

         Allocated as follows:
         Trade name.....................................................................      1,005,000
         Property and equipment.........................................................        (17,000)
                                                                                           ------------
         Total..........................................................................   $    988,000
                                                                                           ------------

(3)      Elimination of LSI's capital accounts.

         Common stock..................................................................    $         10
         Paid-in capital...............................................................      78,810,060
         Accumulated deficit...........................................................     (70,855,656)
         Accumulated other comprehensive loss..........................................        (321,089)
                                                                                           ------------
         Total capital.................................................................    $  7,633,325
                                                                                           ------------

(4) The net increase in goodwill as a result of the allocation of the cash purchase price, the adjustment of LSI's assets to their fair value and the elimination of LSI's capital accounts.

         Allocation of cash purchase price ............................................    $ 10,215,000
         Adjustment to fair value of LSI's assets......................................        (988,000)
         Elimination of LSI's equity accounts..........................................      (7,633,325)
                                                                                           ------------
                                                                                           $  1,593,675
                                                                                           ------------

                      Integrated Alarm Services Group, Inc.
                 Pro Forma Consolidated Statement of Operations
                 For the Twelve Months Ending December 31, 2002


                                                                                                Pro forma
                                                 IASG           Lane            Total           Adjustments         Pro forma
                                                 -----          ----            -----           -----------         ---------
Revenue                                      $ 23,495,607    $31,582,913     $ 55,078,520                          $ 55,078,520

Cost of revenue                                15,424,912     14,138,032       29,562,944                            29,562,944
                                             -------------   ------------   --------------                         -------------
                                                8,070,695     17,444,881       25,515,576                            25,515,576
                                             -------------   ------------   --------------                         -------------
Operating expenses:
   Selling and marketing                          736,866      3,536,069        4,272,935                             4,272,935
   Depreciation and amortization                5,580,985     10,086,788       15,667,773        (2,784,975)(1)      12,882,798
   General and administrative                   2,524,769     10,640,867       13,165,636                            13,165,636
                                             -------------   ------------   --------------                         -------------
      Total operating expenses                  8,842,620     24,263,724       33,106,344                            30,321,369
                                             -------------   ------------   --------------                         -------------
Loss from operations                             (771,925)    (6,818,843)      (7,590,768)                           (4,805,793)
   Other income                                   656,299        263,388          919,687                               919,687
   Amortization of debt issuance costs          1,619,086              -        1,619,086                             1,619,086
   Interest expense                             4,593,943      3,082,754        7,676,697        (3,082,754)(2)       4,593,943
                                             -------------   ------------   --------------                         -------------
Loss before income taxes                       (6,328,655)    (9,638,209)     (15,966,864)                          (10,099,135)

Provison (benefit) for income taxes              (681,443)             -         (681,443)                             (681,443)
                                             -------------   ------------   --------------                         -------------
Loss from continuing operations              $ (5,647,212)   $(9,638,209)   $ (15,285,421)                         $ (9,417,692)
                                             =============   ============   ==============                         =============
Loss per share                                    $ (0.47)                                                              $ (0.79)
                                             =============                                                         =============

Weighted average number of common
              shares outstanding               11,963,344                                                             11,963,344
                                             =============                                                         ==============



(1) Adjustment records additional amortization expense required as a result of the acquired trade name and the decrease in amortization expense which results from applying the same methodology for calculating amortization to LSI's customer contracts as is used for the customer contracts of IASG. The net decrease in amortization was calculated as follows:

         Acquired trade name (six years, straight-line)..........  $    167,500
         Customer contracts......................................    (2,952,475)
                                                                   ------------
         Total...................................................  $ (2,784,975)
                                                                   ------------


(2) Elimination of interest expense related to debt which was paid off as a result of the acquisition of LSI. Interest expense totaling $3,082,754 has been eliminated.

                      Integrated Alarm Services Group, Inc.
                 Pro Forma Consolidated Statement of Operations
                  For the Nine Months Ending September 30, 2003


                                                                                                 Pro forma
                                                  IASG              Lane            Subtotal     adjustments            Pro forma
                                               --------------    -------------    -------------  -------------       --------------
Revenue                                        $  28,248,668     $ 21,865,437      $ 50,114,105                       $ 50,114,105
Cost of revenue                                   12,001,091        9,710,054        21,711,145                         21,711,145
                                               --------------    -------------    --------------                     --------------
                                                  16,247,577       12,155,383        28,402,960                         28,402,960
                                               --------------    -------------    --------------                     --------------
Operating expenses:
   Selling and marketing                             684,531        2,616,643         3,301,174                          3,301,174
   Depreciation and amortization                   8,609,426        8,458,184        17,067,610    (2,636,115)(1)       14,431,495
   General and administrative                     10,795,519        5,936,668        16,732,187                         16,732,187
   Impairment of assets                                    -       15,164,613        15,164,613                         15,164,613
                                               --------------    -------------    --------------                     --------------
      Total operating expenses                    20,089,476       32,176,108        52,265,584                         49,629,469
                                               --------------    -------------    --------------                     --------------
Loss from operations                              (3,841,899)     (20,020,725)      (23,862,624)                       (21,226,509)
   Other income                                      205,495                -           205,495                            205,495
   Amortization of debt issuance costs             2,892,793                -         2,892,793                          2,892,793
   Interest expense, net                          10,621,260        2,274,198        12,895,458    (2,274,198)(2)       10,621,260
                                               --------------    -------------    --------------                     --------------
Loss before income taxes                         (17,150,457)     (22,294,923)      (39,445,380)                       (34,535,067)
Provision (benefit) for income taxes               3,331,345                -         3,331,345                          3,331,345
                                               --------------    -------------    --------------                     --------------
Loss from continuing operations                $ (20,481,802)    $(22,294,923)    $ (42,776,725)                     $ (37,866,412)
                                               ==============    =============    ==============                     ==============
Loss per share                                       $ (3.02)                                                              $ (5.59)
                                               ==============                                                        ==============
Weighted average number of common
   shares outstanding                              6,774,349                                                             6,774,349
                                               ==============                                                        ==============



(1) Adjustment records additional amortization expense required as a result of the acquired trade name and the decrease in amortization expense which results from applying the same methodology for calculating amortization to LSI's customer contracts as is used for the customer contracts of IASG. The net decrease in amortization was calculated as follows:

         Acquired trade name (6 years, straight-line).........     $    125,625
         Customer Contracts...................................       (2,761,740)
                                                                   ------------
         Total................................................     $ (2,636,115)
                                                                   ------------


(2) Elimination of interest expense related to debt which was paid off as a result of the acquisition of LSI. Interest expense totaling $2,274,198 has been eliminated.